EXHIBIT 10.2

THIS SECURITY, AND ANY SECURITIES TO BE ISSUED BY THE CORPORATION IN CONVERSION OF THIS SECURITY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

MEXORO MINERALS LTD.

(a corporation incorporated under the laws of the State of Colorado)

SECURED CONVERTIBLE DEBENTURE

Date of Issue:                                March 25,  2009

Interest Rate:                                15.0% per annum

$250,000___ (the “Principal Amount”)

Mexoro Minerals Ltd. (the “Corporation”) for value received hereby promises to each holder identified on the signature pages hereto (the “Holder”)  the outstanding Principal Amount on the Maturity Date as hereinafter defined. The Holder is entitled, subject to such earlier conversion as may be required hereunder, to convert the Principal Amount into Conversion Units upon surrender of this Convertible Debenture at an office of the Corporation. The Corporation shall pay interest on the Principal Amount outstanding from time to time from the date of this Convertible Debenture or from the last interest payment date to which interest has been paid on the Convertible Debenture, whichever is later, at the rate of fifteen per cent (15%) per annum. Such interest shall be calculated and payable in accordance with Article 2 hereof and interest on overdue interest shall be calculated, and shall be due and payable, in lawful money of the United States of America, in the same manner and at the same time and place as aforesaid.

Payment and performance of the Principal Amount, together with interest thereon and any other indebtedness, liabilities, covenants and obligations of the Corporation to the Holder arising in respect of this Convertible Debenture shall constitute Obligations for the purpose of and as defined in the Mexoro General Security Agreement and Sunburst General Security Agreement (collectively, the “Security Agreements”) and are secured by the Security Agreements and the security interests granted by the Corporation and Sunburst to the Holder pursuant to the Security Agreements.

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Convertible Debenture, unless there is something in the subject matter or context inconsistent therewith:

 “business day” means a day which is not a Saturday, Sunday or civic or statutory holiday in New York;

“Capital Reorganization” has the meaning attributed thereto in Section 3.3;

“Cieneguita Dividend” means a 15% per annum dividend to be distributed quarterly in cash by the Corporation on the Common Shares.  The Corporation and MRT shall guarantee that this dividend shall be no less than USD250,000.00 per year.

“Common Shares” means shares of common stock in the capital of the Corporation as such shares exist at the close of business on the date of execution and delivery of this Convertible Debenture;

“Corporation’s Auditors” or “Auditors of the Corporation” means an independent firm of chartered accountants duly appointed as auditors of the Corporation;

“Conversion Date” has the meaning attributed thereto in subsection 3.2(3);

“Conversion Price” means the price per Conversion Unit at which this Convertible Debenture is convertible, being $0.20 per Conversion Unit;

“Conversion Privilege” means the right to convert this Convertible Debenture into a Conversion Unit as provided in Article 3;

“Conversion Share” means Common Shares to be issued as part of the Conversion Units in connection with the conversion of all or part of this Convertible Debenture;

“Conversion Unit” means one Conversion Share and one half of a Conversion Warrant, to be issued at the Conversion Price in connection with the conversion of all or part of this Convertible Debenture;

“Conversion Warrant” means share purchase warrants of the Corporation to be issued as part of the Conversion Units in connection with the conversion of this Convertible Debenture, and exercisable to purchase a Warrant Share at $0.30 per Warrant Share, expiring on February 28, 2012;

“Convertible Debenture” means this 15% secured convertible debenture of the Corporation and any debenture issued in replacement, substitution or exchange, in whole or in part, of this 15% secured convertible debenture;

“Dividend Paid in the Ordinary Course” means any dividend paid by the Corporation on the Common Shares (whether in cash, securities, property or other assets), provided that the directors of the Corporation do not by resolution determine that such dividend is extraordinary or otherwise out of the ordinary course having regard to the Corporation’s dividend policy at such time, the value of such dividend, the financial position of the Corporation, economic conditions, business practices and such other factors as the directors of the Corporation may in their discretion consider relevant;

 “Equity Securities” means any Common Stock or Common Stock Equivalents;

“Event of Default” has the meaning attributed thereto in Section 4.3;

“Financing” means MRT’s investment in the Corporation for the acquisition of real property known as Cieneguiata.

“Holder” means the original Holder or other permitted Holder of this Convertible Debenture;

“Interest Rate” means 15% per annum;

“Issue Date” means the date of issue of this Convertible Debenture;

 “Maturity Date” means one (1) year from the Issue Date or such earlier date on which the conversion of this Convertible Debenture shall become due and payable pursuant to the terms provided herein in accordance with the terms of this Convertible Debenture;

“Mexoro General Security Agreement” means the general security agreement dated as of the date here of the Corporation granting the Holder a security interest in all the present and after acquired property of the Corporation;

“MRT” means a company that intends to invest in the Corporation for the purposes of the Corporation’s acquisition of real property known as Cieneguita.

“Person” means any individual, corporation or company, partnership, joint venture, syndicate, sole proprietorship, trust, trustee, executor, administrator or other legal representative or an unincorporated organization, government or governmental authority or entity and pronouns have a similarly extended meaning;

 “Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement; and the terms “Register” and “Registered” have meanings concomitant with the foregoing; “Registrable Securities” means (i) the Conversion Shares and (ii) the Warrant Shares;

“Registration Statement” means a registration statement prepared on Forms S-1, S-2 or S-3 under the Securities Act, or on any comparable form in connection with registration in a jurisdiction other than the United States;

“Reserved Property” means 10% of the real property known as Cieneguita located in Chihuahua, Mexico, which may be acquired by the Corporation and which shall provide the Corporation with funds to satisfy the Cieneguita Dividend.

“Securities Act” means the United States Securities Act of 1933, as amended;

“Securities Purchase Agreement” means the securities purchase agreement entered into between the Corporation and the Holder on the date hereof that governs the sale of this Convertible Debenture.

“Sunburst” means Sunburst de Mexico S.A. de C.V., the wholly-owned subsidiary of the Corporation;

“Sunburst General Security Agreement” means the general security agreement dated as of the date here of Sunburst, granting the Holder a security interest in all the present and after acquired property of Sunburst;

“Warrant Certificate” means the form of certificate representing the Conversion Warrants in the form attached as Schedule B hereto; and

“Variable Rate Transaction” shall mean a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities.

“Warrant Share” means a Common Share issued upon the exercise of a Conversion Warrant.

Words importing the singular number include the plural and vice versa and words importing gender include the neuter, feminine and masculine genders.

1.2	Headings

The division of this Convertible Debenture into Articles, Sections, subsections and clauses, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3	Applicable Law

This Convertible Debenture shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States applicable therein. The parties hereto submit to the exclusive jurisdiction of the courts in the State of New York. The parties agree that any litigation between the parties which arises pursuant to or in connection with this Convertible Debenture, or any of its provisions, shall be referred to the courts in the State of New York and shall not be referred to the courts in any other jurisdiction.

1.4	Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

1.5	Monetary Reference

Any reference in this Convertible Debenture to “Dollars”, “dollars” or “$” shall be deemed to be a reference to lawful money of the United States of America.

1.6	Invalidity of Provisions

Each of the provisions contained in this Convertible Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

1.7	Schedules

The following schedules are attached to and form part of this Convertible Debenture:

Schedule

Schedule A                                -           Notice of Election to Convert

Schedule B                                -           Form of Conversion Warrant

ARTICLE 2

INTEREST

2.1	Interest

Interest shall accrue from the date hereof or from the last interest payment date to which interest on the Convertible Debenture shall have been paid, on the outstanding Principal Amount of this Convertible Debenture at the Interest Rate payable quarterly in arrears on the last day of each three month period commencing May 30, 2009, both before and after demand, default, maturity and judgment and interest on overdue interest at the rate and in the manner aforesaid. Interest shall continue to accrue and become payable on the Principal Amount unless the Principal Amount is fully converted prior to the Maturity Date in accordance with Articles 3 or 4 herein.

2.2	Payment of Interest

Subject to the terms of the Securities Purchase Agreement dated same, as interest becomes due on this Convertible Debenture, the Corporation shall pay, at its election, either in certified funds for such interest payable, less any applicable withholding tax, or in Common Shares calculated at a twenty percent (20%) discount to the twenty (20) day moving average of the Common Shares as quoted on the Over the Counter Bulletin Board Market (“OTCBB”) or other such stock exchange as the case may be to the then registered Holder of this Convertible Debenture and addressed to such Holder at his last address appearing on the register. The forwarding of such payment cash or Common Shares shall satisfy and discharge the liability for interest on this Convertible Debenture to the extent of the sum represented thereby unless such cheque be not paid at par on presentation at any of the places of payment above mentioned.

2.3	Cancellation of Matured Convertible Debenture

Upon conversion of the outstanding Principal Amount of, and payment of any accrued but unpaid interest on the Convertible Debenture, this Convertible Debenture shall be cancelled and destroyed by the Corporation and no Convertible Debenture shall be issued in substitution therefor
.

ARTICLE 3

CONVERSION

3.1	Conversion Privilege and Conversion Price

Subject to and upon compliance with the provisions of this Article 3, the Holder shall have the right, at such Holder’s option, at any time up to the Maturity Date or until anytime thereafter that the Principal Amount or a portion thereof remains outstanding, to the extent applicable, to convert the whole or from time to time part of the Principal Amount outstanding under this Convertible Debenture into Conversion Units at the Conversion Price. The number of Conversion Units shall be determined by dividing the Principal Amount of the Convertible Debenture by the Conversion Price.

When the holder has the right to convert this Convertible Debenture into Conversion Units at the Conversion Price, the Holder may instead choose to accept either of the following:

(1) Cash & Warrants: Full payment, including accrued interest plus sufficient warrants equal to 20% of the value of this Convertible Debenture with a strike price at 20% discount to the 20 day moving average of the Common Shares as quoted on the Over the Counter Bulletin Board or other such exchange as the case may be (“OTCBB”).  This offer may only be accepted by the Holder when a Financing occurs and when the Company provides a written offer to the Holder; or

(2) Real Property Interest: A percentage ownership interest in the Reserved Property equal to the Principal Amount divided by the sum of all Principal Amounts raised in connection with the Securities Purchase Agreement.

3.2	Manner of Exercise of Right to Convert

(1) In order to exercise the Conversion Privilege, the Holder shall at any anytime, surrender such Convertible Debenture to the Corporation at an office of the Corporation accompanied by a notice in the form substantially similar to the “Notice of Election to Convert” attached to this Convertible Debenture, duly signed by the Holder or the Holder’s executors, administrators or other legal representatives or the Holder’s attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation stating:

(a)	that the Holder elects to convert the then outstanding Principal Amount under the Convertible Debenture or a specified portion thereof;

(b)	the names (with addresses) in which the Conversion Shares and Conversion Warrants issuable upon such conversion are to be registered; and

(c)
the address or addresses to which the certificates representing the Conversion Shares and Conversion Warrants issuable upon conversion and the cheque for any amount payable under Section 3.6 are to be delivered.

(2) Upon receipt by the Corporation of the “Notice of Election to Convert” in accordance with Section 3.2(1) above, the Holder or his permitted nominee shall be entitled to be entered in the books of the Corporation as at the Conversion Date, as defined below (or such later date as is specified in subsection 3.2(3)) as the Holder of the number of Conversion Shares and Conversion Warrants into which this Convertible Debenture is convertible, in accordance with the provisions of this Article 3 upon receipt of such notice, the Corporation shall deliver to the Holder electing to convert or, subject as aforesaid, its nominee or assignee a certificate or certificates representing the number of Conversion Shares and Conversion Warrants into which all or any portion of the Principal Amount hereof has been converted and, if applicable, a cheque for any amount payable under Section 3.6 to the address indicated in the “Notice of Election to Convert”, and if applicable, a new Convertible Debenture representing such Principal Amount that has not been converted.

(3) For the purposes of this Article 3, this Convertible Debenture shall be deemed to be surrendered for conversion on the date (the “Conversion Date”) on which it is so surrendered in accordance with the provisions of this Article 3 and, if surrendered by mail or other means of delivery, on the date on which it is received by the Corporation, provided that if this Convertible Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive Conversion Shares shall become the Holder of record of such Conversion Shares as at the date on which such register is next reopened and provided that if a Convertible Debenture is surrendered for conversion on any interest payment date such Convertible Debenture shall be deemed to be surrendered for conversion on such interest payment date.

(4) If this Convertible Debenture is surrendered for conversion in accordance with this Section 3.2, the Holder shall be entitled to receive accrued and unpaid interest in respect of the Principal Amount converted only for the period up to the Conversion Date, such interest to be paid at the time of delivery of the Conversion Shares and Conversion Warrants issuable upon such conversion in accordance with Section 2.2.

(5) The Conversion Shares and Conversion Warrants shall be issued without any type of restrictive legend except as required by US securities laws and any laws pertaining to the country of residence of the Convertible Debenture holder.

(6) Payments due under this Convertible Debenture shall be made at the time of exercise and shall be in cash or in shares of Common Stock.  In the event payment is made in shares of Common Stock, such shares shall be valued at their fair market value on the date of exercise.

(7) Notwithstanding anything to the contrary set forth in this Convertible Debenture, at no time may a Holder of this Convertible Debenture convert this Convertible Debenture to acquire the Conversion Shares or exercise Conversion Warrants to the extent that after giving effect to such conversion or exercise, the Holder (together with the Holder’s affiliates) would beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise; provided, however, that upon a Holder of this Convertible Debenture providing the Corporation with a Waiver Notice with 65 days notice that such Holder would like to waive this Section with regard to any or all Conversion Shares or Conversion Warrants issuable upon conversion of this Convertible Debenture or through the exercise of the Conversion Warrants, this Section shall be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice.

3.3	Capital Reorganization

If and whenever at any time after the date hereof, and prior to the Conversion Date, there is a subdivision or consolidation of the Common Shares, or an issuance of Common Shares or securities convertible into Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution (other than the issue of securities to the Holder or the issue of Common Shares or other securities to holders of Common Shares as a Dividend Paid in the Ordinary Course), or a reclassification of the Common Shares at any time outstanding or other change of the Common Shares into other shares or into other securities, whether of the Corporation or of another body corporate, or other capital reorganization, or a consolidation, amalgamation or merger of the Corporation with or into any other corporate or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the Holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), the Holder who exercises the right to convert this Convertible Debenture pursuant to this Convertible Debenture after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Conversion Shares and Conversion Warrants to which the Holder was previously entitled upon such conversion into a Conversion Unit, the aggregate number of Conversion Shares and Conversion Warrants, other securities or other property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the Holder of the number of Conversion Shares and Conversion Warrants into which such a Conversion Unit were convertible immediately prior to such Capital Reorganization. The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, the Holder will, if it exercises its conversion rights hereto, receive the aggregate number of shares, other securities or other property to which it is entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Holder under this Convertible Debenture to the end that the provisions set forth in this Article 3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the conversion of this Convertible Debenture.

3.4	Notice as to Adjustment

The Corporation shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 3.3, deliver a notice in writing (an “Adjustment Notice”) to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such notice and the amount of the adjustment specified therein shall, subject to the provisions of subsection 3.5, be conclusive and binding on all parties in interest.

3.5	Rules Regarding Calculation of Adjustment of Conversion Terms

If within five days of receipt of an Adjustment Notice a Holder notifies the Corporation in writing that it disputes the content of the Adjustment Notice, or if at any time a dispute is made by a shareholder or other creditor of the Corporation with respect to adjustments provided for in Section 3.3, such dispute will be resolved by a written determination by the accounting firm of Davidson & Partners in Vancouver B.C.

However, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation, and any such determination will be binding upon the Corporation, the Holder and (to the extent permitted by the articles and by-laws of the Corporation and applicable law) the shareholders of the Corporation; such auditors or accountants will be given access to all necessary records of the Corporation. If any such determination is made, the Corporation will deliver a certificate of the Corporation to the Holder describing such determination.

3.6	No Requirement to Issue Fractional Conversion Units

The Corporation shall not be required to issue fractional Conversion Units upon the conversion of all or any part of this Convertible Debenture pursuant to this Article 3. The number of whole Conversion Units issuable upon conversion of this Convertible Debenture shall be computed on the basis of the aggregate Principal Amount of the Convertible Debenture so converted. If any fractional interest in a Conversion Unit would, except for the provisions of this Section, be deliverable upon the conversion of any Principal Amount of the Convertible Debenture, the Corporation may, at its sole option, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Holder an amount in lawful money of the United States of America equal (to the nearest amount) to the corresponding fraction of the value of a Conversion Unit on the Conversion Date, determined by the directors of the Corporation acting in good faith which determination shall be conclusive, provided that the Corporation shall not be required to make any payment, calculated as aforesaid, that is less than $10.00.

3.7	Corporation to Reserve Shares

The Corporation shall at all times while any Principal Amount of the Convertible Debenture remains outstanding reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issue upon conversion of this Convertible Debenture, as provided in this Article 3, and issue upon exercise of the Conversion Warrants, and conditionally allot to the Holder who may exercise its conversion rights hereunder and its exercise rights in connection with the Conversion Warrants, such number of Conversion Shares as shall then be issuable upon the conversion of this Convertible Debenture and such number of Warrant Shares as shall be issuable upon exercise of the Conversion Warrants. All Conversion Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable Common Shares. All Warrant Shares issued upon the exercise of the Conversion Warrants in accordance with the terms and conditions of the Warrant Certificate, including payment of the exercise price thereof, shall be duly and validly issued as fully paid and non-assessable Common Shares.

3.8	Hold Period Legends

The legend set forth below shall be included on (i) all certificates for Conversion Shares issued to U.S. Persons as such term is defined in Rule 902 of Regulation S (“U.S. Persons”) under the United States Securities Act of 1933, as amended, (ii) any Conversion Warrants issued upon conversion of this Convertible Debenture, and (iii) any securities issued upon exercise of Conversion Warrants if held by a U.S. Person at the time of exercise:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, (D) UNDER AN EFFECTIVE REGISTRATION STATEMENT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2), OR (E) ABOVE, A LEGAL OPINION ISSUED BY THE ATTORNEY FOR THE HOLDER BE PROVIDED TO THE CORPORATION.

ARTICLE 4

DEFAULT AND ENFORCEMENT

4.1	Covenants

Except as otherwise provided in this Convertible Debenture, the Corporation hereby covenants and agrees that so long as any amounts remain unpaid pursuant to this Convertible Debenture it will strictly observe and perform the following covenants:

(a)	The Corporation shall take all necessary action to adjust the Conversion Price as provided under Section 3.3 hereof, if applicable; and

(b)	The Corporation and Sunburst will not dispose of any assets out of the ordinary course of business without the prior written consent of the Holder, such consent not to be unreasonably withheld.

4.2	Acceleration on Event of Default

If an Event of Default shall occur and be continuing, the unpaid balance of the Principal Amount, and all accrued interest and all other amounts payable under this Convertible Debenture may be declared by the Holder on written notice to the Corporation to be, and upon such notice shall become, immediately due and payable. Upon the payment in full of the aftorementioned amounts, the Holder shall promptly surrender this Convertible Debenture to or as directed by the Corporation.

4.3	Events of Default

Any of the following conditions or events which shall occur shall constitute events of default (“Events of Default”) under this Convertible Debenture:

(a)	if the Corporation shall default in the payment of any of the Principal Amount at the Maturity Date;

(b)
if the Corporation shall default in the payment of any interest on this Convertible Debenture, or other amounts payable hereunder, when the same becomes due and payable, whether at the Maturity Date or otherwise and such default shall continue for a period of ten (10) business days after a notice in writing of such default has been given by the Holder to the Corporation;

(c)
if the Corporation or Sunburst shall default in the performance of or compliance with any term or condition or covenant contained in this Convertible Debenture or the General Security Agreements, provided that such default is of a nature that may be cured, and such default shall not have been remedied within a period of ten (10) business days after such default;

(d)
notwithstanding the $476,000 promissory note issued by the Corporation heretofore and held by certain Swiss investors due on March 31, 2008 under which the Corporation is currently in default, if the Corporation or Sunburst commits any of the events of default under any operating and/or senior debt credit facilities or arrangements with any other lender and such default shall not have been remedied within a period of ten (10) business days after such default;

(e)
if the Corporation or Sunburst shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or otherwise take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment, an arrangement or a compromise for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, (iv) cease to carry on business, or (v) take corporate action for the purpose of any of the foregoing;

(f)
if any representation, warranty or certification made in connection with the execution and delivery of this Convertible Debenture or the General Security Agreements shall prove to be at any time materially incorrect at the time it was made and such default shall not have been remedied within a period of ten (10) business days after Holder has noticed the Corporation of such default;

(g)
if a court or governmental authority of competent jurisdiction shall enter a final order appointing, with or without the consent of the Corporation or Sunburst, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of either of their property, or if a final order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Corporation or Sunburst, or if any petition for any such relief shall be filed against the Corporation or Sunburst and such petition shall not be dismissed within thirty (30) days; and

(h)
the Corporation fails to: (i) include the Conversion Shares issuable upon conversion of this Convertible Debenture, Warrant Shares issuable upon exercise of the Conversion Warrants and any other securities due to the Holder pursuant to this Convertible Debenture in any Registration Statement for which Holder is entitled to piggy back registration rights pursuant to Section 5.1 herein; (ii) make its best efforts to obtain effectiveness with the Securities and Exchange Commission of the Registration Statement for which Holder is entitled to piggy back registration rights pursuant to Section 5.1 herein; or (iii) maintain the effectiveness of such Registration Statement (or sales cannot otherwise be made thereunder effective, whether by reason of the Corporation’s failure to amend or supplement the prospectus included therein) for more than twenty (20) consecutive days or thirty (30) days in any twelve month period after the Registration Statement becomes effective or after becoming effective the Registration Statement is not kept effective for the term of the Conversion Warrants.

4.4	Representations and Warranties

The Corporation hereby represents and warrants to the Holder that:

(a)
no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery and performance of this Convertible Debenture or the General Security Agreements by the Corporation and Sunburst or for the grant by the Corporation and Sunburst of the security interests granted pursuant to the General Security Agreements except for authorization, approval or such filings as have been obtained, made and are in full force and effect; and in particular, but without limiting the foregoing, the Corporation has obtained all approvals and authorizations from the OTCBB and the shareholders and directors of the Corporation as are necessary to complete all the transactions contemplated in and provided for in this Convertible Debenture;

(b)
the Corporation and Sunburst are in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the value or worth of the Corporation’s and Sunburst’s property as collateral security for this Convertible Debenture and the General Security Agreements and upon completion of all the transactions contemplated in and provided for in this Convertible Debenture the Corporation and Sunburst will remain in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority; and

(c)
this Convertible Debenture and the General Security Agreements have been properly authorized, duly executed and delivered by the Corporation and Sunburst and constitute legal, valid and binding obligations of the Corporation and Sunburst enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, and other laws affecting creditors’ rights generally and except that orders for specific performance, injunctions and other equitable remedies are discretionary remedies which may be granted only in the discretion of the court.

4.5	Indemnity

The Corporation covenants and agrees to indemnify and hold harmless the Holder from and against any and all damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Corporation or Sunburst under this Convertible Debenture or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Corporation or Sunburst to the Holder under this Convertible Debenture or the General Security Agreements and any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

4.6	Survival of Representations, Warranties, Indemnity and Covenants

Notwithstanding the completion of the transactions herein contemplated, the representations and warranties, covenants and indemnities contained in this Convertible Debenture shall not merge in, be prejudiced by or be superseded in any way by the execution and completion of this Convertible Debenture and shall survive the same for a period of two years from the date of execution of this Convertible Debenture.

4.7	Remedies

In case of a default hereunder by the Corporation or Sunburst, the Holder may enforce the rights of the Holder by any remedy or proceeding authorized or permitted by applicable law (subject in all cases to any mandatory provision of applicable law). No remedy herein contained conferred upon the Holder shall be intended to be exclusive and such Holder shall be entitled to seek other remedies available under applicable laws.

ARTICLE 5

REGISTRATION RIGHTS

5.1	Piggy Back Registration Rights

If the Corporation proposes to Register any Equity Securities for its own account or for the account of any Person that is not a Holder, then in connection with the public offering of such securities, the Corporation shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within twenty (20) days after delivery of such notice, the Corporation shall use its best efforts to include in such Registration any Registrable Securities thereby requested by such Holder.  If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

5.2	No Variable Rate Transaction

For a period of 12 months following the Effective Date, the Corporation shall be prohibited from effecting or entering into an agreement to effect any subsequent financing involving a Variable Rate Transaction.

ARTICLE 6
REDEMPTION
6.1 Redemption

On the terms and subject to the conditions set forth in this Agreement, the Corporation shall redeem this Convertible Debenture from the Holder (the “ Redemption ”) for the aggregate Redemption Consideration (as such term is defined in Section 6.2 below) on the Redemption Date (as such term is defined in Section 6.3). The Corporation shall give the Holder written notice of the Redemption Date not less than three days prior to such date.

6.2            Deliveries

On the Redemption Date, (a) the Holder shall deliver to the Corporation or its designee its original executed Convertible Debenture, each of which shall be duly executed in blank for transfer, and (b) the Corporation shall pay to the Holder an aggregate amount in cash equal to $0.01 per Conversion Warrant, plus all accrued but unpaid interest on the Convertible Debenture through the date immediately preceding the Redemption Date (the “ Redemption Consideration ”), by wire transfer of immediately available funds to the account designated by the Holder prior to the Redemption Date.

6.3           Redemption Date

The Corporation shall have the right to redeem this Convertible Debenture in the event that the Corporation’s Common Shares close with a bid price, on average, over $1.00 per share for a consecutive 20 day trading period.

 6.4            Effect of Redemption

Upon consummation of the Redemption, this Convertible Debenture shall be cancelled by the Corporation on its books and the Holder shall have no further rights, powers, entitlements or claims of any kind under this Convertible Debenture or the Security Agreements, all of which shall be fully and effectively terminated, cancelled, released, acquitted, and forever discharged without any further action on the part of the Holder. For the avoidance of doubt, the payment of the Redemption Consideration shall discharge in full the Corporation’s obligation to repay any principal outstanding under this Convertible Debenture immediately prior to the Redemption.

ARTICLE 7

MISCELLANEOUS

7.1	Notice

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any such notice other communication, if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the business day following the sending, or, if delivered by hand, shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address shall also be governed by this Section. Notices and other communications shall be addressed as follows:

(a)	if to the Corporation:

Mexoro Minerals Ltd.

C. General Retana, #706

Col. San Felipe

Chihuahua, Mexico

Attention:                                Francisco Quiroz

Facsimile:                                +52 (614) 426 5505 ext 104

With a copy to:

William S. Rosenstadt, Esq.
Sanders Ortoli Vaughn-Flam Rosenstadt LLP
501 Madison Avenue, 14th Floor
New York, NY 10022

(b)	if to the Holder:

To the Holder whose name and address appears on the front page of this Convertible Debenture.

7.2	Replacement of Certificates

(1) In case this Convertible Debenture shall become mutilated or be lost, destroyed or stolen, the Corporation shall issue, and thereupon deliver, a new Convertible Debenture of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and upon surrender and cancellation of such mutilated Certificate or in lieu of and in substitution for such lost, destroyed or stolen Convertible Debenture.

7.3	Amendment, Waiver

No amendment or waiver of this Convertible Debenture will be binding unless such amendment or waiver is agreed to in writing by the Corporation and the Holder. No waiver of any provision of this Convertible Debenture will constitute a waiver of any other provision nor will any waiver of any provision of this Convertible Debenture constitute a continuing waiver unless otherwise expressly provided.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF MEXORO MINERALS LTD. has caused this Convertible Debenture to be signed by its authorized signatory as of the 25th day of March, 2009.

MEXORO MINERALS LTD.

By:__/s/ Francisco Quiroz________________ Name: Fransisco Quiroz Title: President

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SCHEDULE A

NOTICE OF ELECTION TO CONVERT

TO:	MEXORO MINERALS LTD.
Principal Amount to be converted	$

The undersigned, the registered Holder of that certain 15% Convertible Debenture, dated _________, 2009, in the original principal amount of $_________, hereby irrevocably elects to convert the above noted Principal Amount of such Convertible Debenture into (Check one):

□
Cash & Warrants: Pursuant to an offer from the Corporation and Financing, to receive full payment, including accrued interest plus sufficient warrants equal to 20% of the value of the debenture with a strike price at 20% discount to the 20 day moving average of the Common Shares as quoted on the Over the Counter Bulletin Board or other such exchange as the case may be (“OTCBB”); or

□
Conversion Shares & Warrants: Conversion Units at the Conversion Price. The number of Conversion Units shall be determined by dividing the Principal Amount of the Convertible Debenture by the Conversion Price; or

□
Real Property Interest: A percentage ownership interest in the Reserved Property equal to the Principal Amount divided by the sum of all Principal Amounts raised in connection with the Securities Purchase Agreement.

In accordance with the provisions of the within mentioned Convertible Debenture, I hereby deliver this Convertible Debenture to the Corporation for such purpose.

For conversions into Cash & Warrants or Conversion Shares & Warrants:

I hereby direct that the certificates for the Conversion Shares and Conversion Warrants be registered and delivered as follows:

Name in Full	Address	Address for Delivery	Number of Conversion Shares and Conversion Warrants

(Please print full name in which share and warrant certificates are to be issued.)

The registered Holder hereof may exercise the Holder’s right to subscribe for Conversion Units of MEXORO MINERALS LTD. by completing this Notice of Election to Convert it to the Corporation at its office.

For conversions into real property:

I hereby direct that my Principal Amount be converted into a percent interest of the Cieneguita property.  Please register this interest as follows:

Name in Full	Address	Address for Delivery

If applicable, please deliver a new Convertible Debenture in respect of the balance of the principal amount of the attached Convertible Debenture Certificate that has not been converted, redeemed or repaid, to the undersigned.

Dated:

(Signature of Holder)

(Print Name of Holder)

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SCHEDULE B

FORM OF TRANSFER

SCHEDULE A

TO:           MEXORO MINERALS LTD.

SUBSCRIPTION FORM

The undersigned hereby subscribes for _______________ shares of common stock (“Common Shares”) in the capital of Mexoro Minerals Ltd. (the “Corporation”) (or such other number of common shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated the   day of , 20 issued by the Corporation) at the purchase price of U.S. $0.30 per Common Share (or at such other purchase price as may be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and hereunder and encloses herewith a certified cheque, bank draft or money order in lawful money of the United States of America payable to the Corporation or has transmitted same day funds in lawful money of United States of America by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

The undersigned is an “accredited investor” Is defined in Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”) or is a not U.S. Person or a person within the United States and that the Common Shares are not being subscribed for on behalf of a U.S. Person (as such term is defined for the purposes of the Securities Act.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of Common Shares

DATED this ________ day of                                                                                     , 20_____.

By:

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SCHEDULE B

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________________________________(include name and address of the transferee) Warrants exercisable for shares in the common stock (“Common Shares”) in the capital stock of Mexoro Minerals Ltd. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints _____________________________________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

DATED this _________ day of _______________, 20________ .

Signature of Transferor

Address of Transferor

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SCHEDULE C

NOTICE OF EXERCISE

(If Registration Statement Not Effective)

TO: MEXORO MINERALS LTD.

The undersigned holder of the within Warrant Certificate, hereby exercises certain Warrants (the “Exercised Warrants”) evidenced thereby and hereby subscribes for a number of Common Shares of Mexoro Minerals Ltd. (the “Corporation”) equal to such number of Common Shares or number or amount of other securities or property, or combination thereof, to which such exercise entitles him under the provisions of the Warrant at an aggregate price equal to the product of the Exercise Price and the number of Exercised Warrants, and on the terms specified in such Warrant Certificate, and in payment therefor, delivers herewith a bank draft, certified cheque or money order payable to Mexoro Minerals Ltd. Capitalized terms not defined herein shall have the definitions set forth in the Warrant Certificate.

The undersigned represents that it (A) has had access to such current public information concerning the Corporation as it considered necessary in connection with its investment decision and (B) understands that the securities issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”).

The undersigned represents and warrants that it: [CHECK ONE ONLY]

____ A. is not a U.S. Purchaser and it (1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Subscription Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) it holder has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States.

____B. the undersigned is delivering a written opinion of United States counsel or a written confirmation from the Corporation to the effect that the Common Shares to be delivered upon exercise hereof have been registered under the 1933 Act or are exempt from registration thereunder.

The undersigned holder understands that the certificate representing the Corporation’s Common Shares is issued upon exercise of this Warrant will bear a legend restricting the transfer without registration under the 1933 Act and applicable state securities laws substantially the form set forth in Section 1(3) of the Warrant Certificate.

Name:

Please print or type name and address (including postal code)

Address:

Number of Warrants being Exercised:

DATED this______ day of_______ ,_________

Signature guaranteed by:

Name of registered holder (please print)

Signature of or on behalf of registered
holder

Office, Title or other Authorization (if holder not an individual)